Exhibit 99.1

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (“Agreement”) is made and entered into as of the 13th day of February, 2012, by and among Amy Pell (“Ms. Pell”), Deborah Burns (“Ms. Burns”), Larry A. Goldstone (“Mr. Goldstone”), Clarence G. Simmons, III (“Mr. Simmons”), SAF Financial, Inc. (“SAF”), Karen Dempsey (“Ms. Dempsey”), Orrick, Herrington & Sutcliffe, LLP (“Orrick”), Thornburg Mortgage Advisory Corporation (“TMAC”), Garrett Thornburg (“Mr. Thornburg”) (collectively, Ms. Pell, Ms. Burns, Mr. Goldstone, Mr. Simmons, SAF, Ms. Dempsey, Orrick, TMAC and Mr. Thornburg shall be referred to as the “Defendant Parties”), Joel I. Sher, Chapter 11 Trustee (the “Chapter 11 Trustee”) for the bankruptcy estates of TMST, Inc. f/k/a Thornburg Mortgage, Inc., TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc., TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. and TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (collectively, the “Debtors”), and W. Clarkson McDow, Jr., United States Trustee for Region 4 (the “US Trustee”) (collectively, the “Parties”).

R E C I T A L S

R-1. The Parties to this Agreement have asserted various claims and defenses in connection with the lawsuits styled Joel I. Sher, Chapter 11 Trustee v. SAF Financial, Inc., et al., Case No. 10-1895 and W. Clarkson McDow, Jr., United States Trustee v. Orrick Herrington & Sutcliffe, LLP, Case No. 10-2619 pending in the United States District Court for the District of Maryland, the cases having been consolidated into Case No. 10-1895 (collectively, the “Lawsuits”).

R-2. The Parties have agreed to resolve all claims and disputes in accordance with the terms of this Agreement. This Agreement is entered into for the purpose of settlement and compromise. By entering into this Agreement, no party admits liability of any nature to any other party.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. RECITALS. The recitals to this Agreement are true and correct, and are incorporated into and made a substantive part of this Agreement.

2. SETTLEMENT PAYMENT. Within five (5) business days after the later of (a) an order of the Bankruptcy Court approving the terms of this Agreement becomes final and nonappealable, and (b) the Parties having filed with the United States District Court for the District of Maryland the stipulations of dismissal attached hereto as Exhibit 4, the Defendant Parties shall deliver to the Chapter 11 Trustee by wire transfer (or other immediately available funds) one payment in the amount of Six Million Five Hundred Thousand and 00/100 Dollars ($6,500,000.00) (the “Settlement Payment”). The Settlement Payment shall be comprised in part of $163,817.89 that Orrick received from TMST, Inc. in payment for post-petition services and expenses and $334,533.44 Orrick holds as part of the pre-petition retainer it received.

3. RELEASE

3.1. Release of Defendant Parties.

3.1.1. Release of SAF, Mr. Goldstone, Mr. Simmons, Ms. Pell and Ms. Burns by Chapter 11 Trustee. Upon the later of (a) five (5) business days after an order of the Bankruptcy Court approving the terms of this Agreement becomes final and nonappealable, and (b) payment of the Settlement Payment to the Chapter 11 Trustee, the Chapter 11 Trustee, for himself, the Debtors and their bankruptcy estates, and their successors and assigns, REMISES, RELEASES and FOREVER DISCHARGES

(i) SAF, Mr. Goldstone, Mr. Simmons, Ms. Pell and Ms. Burns (collectively “the SAF Defendants”) for and from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, debts, damages, judgments, and other demands of whatever kind or nature, whether at law or in equity, whether derived from common law or statute, whether based on tort, contract, fraud, intentional misconduct, gross negligence, or any other theory of recovery, whether for compensatory or punitive damages, whether known or unknown, and whether suspected or unsuspected, that the Chapter 11 Trustee, the Debtors and their bankruptcy estates, and their successors and assigns, individually or in any representative capacity, ever had, now have, or hereafter can, shall or may have, arising out of or relating in any way to any conduct, including any act or omission, from the beginning of the world until the date of this Agreement. The foregoing release shall include, without intended limitation, a release of any and all claims that the Chapter 11 Trustee asserted or could have asserted in the Lawsuits, including, without intended limitation, any claims arising from or relating in any way to any of the matters alleged in the Lawsuits. Notwithstanding the foregoing, nothing in the Agreement shall release or affect any obligations of the SAF Defendants under this Agreement; and

(ii) any of the current or former directors, officers, partners, associates, employees, attorneys, agents of any of the SAF Defendants, while acting in such respective capacities on behalf of the SAF Defendants, or in their capacities as directors, officers, partners, associates, employees, attorneys, agents of SAF, from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, debts, damages, judgments, and other demands of whatever kind or nature, whether at law or in equity, whether derived from common law or statute, whether based on tort, contract, fraud, intentional misconduct, gross negligence, or any other theory of recovery, whether for compensatory or punitive damages, whether known or unknown, and whether suspected or unsuspected, that the Chapter 11 Trustee, the Debtors and their bankruptcy estates, and their successors and assigns, individually or in any representative capacity, ever had, now have, or hereafter can, shall or may have, arising out of or relating in any way to any conduct, including any act or omission, from the beginning of the world until the date of this Agreement. The foregoing release shall include, without intended limitation, a release of any and all claims that the Chapter 11 Trustee asserted or could have asserted in the Lawsuits, including, without intended limitation, any claims arising from or relating in any way to any of the matters alleged in the Lawsuits. Notwithstanding the foregoing, nothing in this Agreement shall release or affect any of the obligations under this Agreement of the parties being released in this subparagraph 3.1.1.(ii).

3.1.2. Release of Orrick and Ms. Dempsey by Chapter 11 Trustee. Upon the later of (a) five (5) business days after an order of the Bankruptcy Court approving the terms of this Agreement becomes final and nonappealable, and (b) payment of the Settlement Payment to the Chapter 11 Trustee, the Chapter 11 Trustee, for himself, the Debtors and their bankruptcy estates, and their successors and assigns, REMISES, RELEASES and FOREVER DISCHARGES Orrick and Ms. Dempsey, and any of Orrick’s current or former directors, officers, partners, associates, employees, attorneys, agents, successors or assigns (collectively, the “Orrick Parties”), of and from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, debts, damages, judgments, and other demands of whatever kind or nature, whether at law or in equity, whether derived from common law or statute, whether based on tort, contract, fraud, intentional misconduct, gross negligence, or any other theory of recovery, whether for compensatory or punitive damages, whether known or unknown, and whether suspected or unsuspected, that the Chapter 11 Trustee, the Debtors and their bankruptcy estates, and their successors and assigns, individually or in any representative capacity, ever had, now have, or hereafter can, shall or may have, arising out of or relating in any way to any conduct, including any act or omission, by the Orrick Parties from the beginning of the world until the date of this Agreement. The foregoing release shall include, without intended limitation, a release of any and all claims that the Chapter 11 Trustee asserted or could have asserted in the Lawsuits, including, without intended limitation, any claims arising from or relating in any way to any of the matters alleged in the Lawsuits. Notwithstanding the foregoing, nothing in the Agreement shall release or affect any obligations of the Orrick Parties under this Agreement.

3.1.3. Release of the TMAC Parties and the TMAC Employees by Chapter 11 Trustee. Upon the later of (a) five (5) business days after an order of the Bankruptcy Court approving the terms of this Agreement becomes final and nonappealable, and (b) payment of the Settlement Payment to the Chapter 11 Trustee, the Chapter 11 Trustee, for himself, the Debtors and their bankruptcy estates, and their successors and assigns, REMISES, RELEASES and FOREVER DISCHARGES TMAC, TMAC’s current and former officers and directors, and Shawn Lee (collectively, the TMAC Parties”) of and from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, debts, damages, judgments, and other demands of whatever kind or nature, whether at law or in equity, whether derived from common law or statute, whether based on tort, contract, fraud, intentional misconduct, gross negligence, or any other theory of recovery, whether for compensatory or punitive damages, whether known or unknown, and whether suspected or unsuspected, that the Chapter 11 Trustee, the Debtors and their bankruptcy estates, and their successors and assigns, individually or in any representative capacity, ever had, now have, or hereafter can, shall or may have, arising out of or relating in any way to any conduct, including any act or omission, by the TMAC Parties from the beginning of the world until the date of this Agreement; and further REMISES, RELEASES and FOREVER DISCHARGES all former employees of TMAC (the “TMAC Employees”) of and from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, debts, damages, judgments, and other demands of whatever kind or nature, whether at law or in equity, whether derived from common law or statute, whether based on tort, contract, fraud, intentional misconduct, gross negligence, or any other theory of recovery, whether for compensatory or punitive damages, whether known or unknown, and whether suspected or unsuspected, that the Chapter 11 Trustee, the Debtors and their bankruptcy estates, and their successors and assigns, individually or in any representative capacity, ever had, now have, or hereafter can, shall or may have, arising out of or relating in any way to any conduct, including any act or omission, committed by the TMAC Employees on or before May 1, 2009. The foregoing releases shall include, without intended limitation, a release of any and all claims that the Chapter 11 Trustee asserted or could have asserted in the Lawsuits, including, without intended limitation, any claims arising from or relating in any way to any of the matters alleged in the Lawsuits. Notwithstanding the foregoing, nothing in the Agreement shall release or affect any obligations of the TMAC Parties and/or the TMAC Employees under this Agreement.

3.1.4. Release of USSIC and Orrick’s Insurers by Chapter 11 Trustee. Upon the later of (a) five (5) business days after an order of the Bankruptcy Court approving the terms of this Agreement becomes final and nonappealable, and (b) payment of the Settlement Payment to the Chapter 11 Trustee, the Chapter 11 Trustee, for himself, the Debtors and their bankruptcy estates, and their successors and assigns, REMISES, RELEASES and FOREVER DISCHARGES United States Specialty Insurance Company (“USSIC”), solely in its capacity as issuer of Directors, Officers and Corporate Liability Policy No. 14-MGU-08-A16632 (the “USSIC Policy”) and Orrick’s insurers of and from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, debts, damages, judgments, and other demands of whatever kind or nature, whether at law or in equity, whether derived from common law or statute, whether based on tort, contract, fraud, intentional misconduct, gross negligence, or any other theory of recovery, whether for compensatory or punitive damages, whether known or unknown, and whether suspected or unsuspected, including, but not limited to, allegations of “bad faith” or similar allegations, that the Chapter 11 Trustee, the Debtors and their bankruptcy estates, and their successors and assigns, individually or in any representative capacity, ever had, now have, or hereafter can, shall or may have, arising out of or relating in any way to any conduct, including any act or omission, by USSIC and Orrick’s insurers from the beginning of the world until the date of this Agreement. The foregoing release shall include, without intended limitation, a release of any and all claims that the Chapter 11 Trustee asserted or could have asserted in the Lawsuits, including, without intended limitation, any claims arising from or relating in any way to any of the matters alleged in the Lawsuits. Notwithstanding anything set forth herein to the contrary, the release of USSIC is limited to such claims that the Chapter 11 Trustee has asserted in the Lawsuits or that he could bring against the directors and officers of TMST who were Insured Persons as that term is defined under the USSIC Policy defined above. Notwithstanding anything to the contrary set forth herein, the release of Orrick’s insurers in their capacities as insurers is limited to such claims that the Chapter 11 Trustee asserted or could have asserted in the Lawsuits.

3.2. Release of Chapter 11 Trustee. Upon the later of (a) five (5) business days after an order of the Bankruptcy Court approving the terms of this Agreement becomes final and nonappealable, and (b) payment of the Settlement Payment to the Chapter 11 Trustee, the Defendant Parties, for themselves and any of their current directors, officers, partners, associates, employees, attorneys, agents, successors or assigns, hereby REMISE, RELEASE and FOREVER DISCHARGE the Chapter 11 Trustee, the Debtors and the Debtors’ bankruptcy estates, and any of their current and former directors, officers, partners, associates, employees, attorneys, agents, successors or assigns, of and from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, debts, damages, judgments, and other demands of whatever kind or nature, whether at law or in equity, whether derived from common law or statute, whether based on tort, contract, fraud, intentional misconduct, gross negligence, or any other theory of recovery, whether for compensatory or punitive damages, whether known or unknown, and whether suspected or unsuspected, that the Defendant Parties and their successors and assigns, individually or in any representative capacity, ever had, now have, or hereafter can, shall or may have, arising out of or relating in any way to any conduct, including any act or omission, by the Chapter 11 Trustee from the beginning of the world until the date of this Agreement. The foregoing release shall include, without intended limitation, a release of any and all claims, counterclaims, crossclaims and third-party claims that the Defendant Parties asserted or could have asserted in the Lawsuits, including, without intended limitation, any claims arising from or relating in any way to any of the matters alleged in the Lawsuits. Notwithstanding the foregoing, nothing in the Agreement shall release or affect any obligations of the Chapter 11 Trustee under this Agreement.

4. DELIVERY OF PERSONAL PROPERTY. Within five (5) business days after delivery of the Settlement Payment to the Chapter 11 Trustee, the Chapter 11 Trustee shall surrender and deliver to Mr. Goldstone and Mr. Simmons at the offices of TMST. Inc. in Santa Fe, New Mexico those items of Personal Property (the “Personal Property”) identified on Exhibit 1 hereto.

5. MOTION FOR APPROVAL OF AGREEMENT. Within five (5) business days after execution of this Agreement by all Parties, the Chapter 11 Trustee shall file the Motion for Approval of this Agreement (the “Settlement Motion”) attached hereto as Exhibit 2.

6. WITHDRAWAL OF FINAL FEE APPLICATION. Within five (5) business days after delivery of the Settlement Payment to the Chapter 11 Trustee, Orrick shall file a line with the Bankruptcy Court withdrawing with prejudice its Final Application for Approval and Allowance of Fees and Expenses of Orrick, Herrington & Sutcliffe LLP, Former Special Counsel to the Debtor [Dkt. No. 1129].

7. WITHDRAWAL OF RETENTION APPLICATION. The proposed order attached as part of Exhibit 2 approving the Settlement Motion shall provide that five (5) business days after delivery of the Settlement Payment to the Chapter 11 Trustee, the Chapter 11 Trustee shall file the Consent Order attached hereto as Exhibit 3 vacating the Bankruptcy Court’s Order Granting Application Pursuant to Section 327(e) of the Bankruptcy Code and Rules 2014 and 2016 of the Federal Rules of Bankruptcy Procedure for Authorization to Employ Orrick, Herrington, & Sutcliffe LLP as Special Counsel to the Debtors [Dkt. No. 112].

8. WITHDRAWAL OF PROOFS OF CLAIMS. Within five (5) business days after delivery of the Settlement Payment to the Chapter 11 Trustee, the Defendant Parties shall withdraw with prejudice all proofs of claim that they have filed in any of the Debtors’ bankruptcy cases and shall not file at any point in the future any proofs of claim against any of the Debtors or their bankruptcy estates; provided, however, that nothing in this Agreement shall have any effect upon, and shall not be deemed to have any effect upon, any right or interest that the Defendant Parties may have in and under any insurance policy maintained by the Debtors.

9. DISMISSAL OF LITIGATION Within two (2) business days after the entry of an order of the Bankruptcy Court approving the terms of this Agreement becoming final and nonappealable, the Parties shall file in the United States District Court for the District of Maryland the stipulations of dismissal attached hereto as Exhibit 4 dismissing the Lawsuits WITH PREJUDICE as to all Parties and all claims.

10. BANKRUPTCY COURT APPROVAL. The Parties expressly acknowledge that this Agreement is expressly conditioned on and subject to entry of an order of the Bankruptcy Court (or the United States District Court for the District of Maryland if the reference is withdrawn) which has become final and nonappealable approving this Agreement in its totality without any changes or alterations. In the event that this Agreement is not approved by the Bankruptcy Court in its totality and without any changes or alterations pursuant to a final nonappealable order, then this Agreement shall be null and void and of no force or effect.

11. NO THIRD PARTY RIGHTS. Except for the release provisions set forth in Section 3 of this Agreement, the Parties agree that this agreement does not create any rights in favor of any third parties.

12. REPRESENTATIONS AND WARRANTIES. As an inducement to enter into this Agreement, each of the Parties hereby represents and warrants as follows:

12.1. Authorization and Validity. Each Party to this Agreement is duly authorized to execute this Agreement and to perform the duties imposed on said Party by this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Parties in accordance with its terms.

12.2. Benefit. The Parties have derived direct or indirect benefit from this Agreement and the transactions contemplated herein.

12.3. Arm’s-Length Agreement. Each party acknowledges that: (a) it/he/she has had access to independent legal counsel in the negotiation of the terms, and in the preparation and execution, of this Agreement, and that it/he/she has had the opportunity to review, analyze and discuss this Agreement and the underlying factual matters relevant to this Agreement with its/his/her respective legal counsel for a sufficient period of time before executing and delivering this Agreement to the other Parties; (b) all of the terms of this Agreement were negotiated at arm’s-length; (c) it/he/she has executed this Agreement without fraud, duress, undue influence or coercion of any kind exerted by any of the Parties; and (d) its/his/her execution and delivery of this Agreement is a free and voluntary act.

13. GENERAL PROVISIONS.

13.1. Headings. The headings and subheadings in this Agreement are intended for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

13.2. Construction. Unless the context requires otherwise, singular nouns and pronouns used in this Agreement shall be deemed to include the plural, and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

13.3. Interpretation. The Parties to this Agreement acknowledge that each of them has participated in the negotiation of this Agreement, and no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision.

13.4. Survival; Successors and Assigns. Whenever in this Agreement any of the Parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties made herein shall survive this Agreement and continue in full force and effect.

13.5. Modification. No modification of any provision of this Agreement shall be effective unless the same is in writing and signed by all Parties affected by such modification, and then such modification shall be effective only in the specific instance or for the purpose for which given.

13.6. Merger and Integration. This Agreement, and any documents specifically referred to and executed in connection with this Agreement, contain the entire agreement of the Parties hereto with respect to the matters covered and the transactions contemplated herein, and no other agreement, statement or promise made by any party hereto, or any employee, officer, attorney, agent or other representative of any of the Parties shall be valid or binding.

13.7. Notice. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by one of the following means: (a) hand delivery; (b) overnight delivery service; or (c) certified mail, unrestricted delivery, return receipt requested. Notice shall be directed to the appropriate address set forth below or to such other address as may be hereafter specified by written notice. Notice shall be considered given as of the date of the hand delivery, one (1) calendar day after delivery to the overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.

If to Ms. Pell and/or Ms. Burns:	Deborah J. Burns
1613 Speakman Drive, S.E.
Albuquerque, NM 87123-4426

Amy Pell
2862 Pueblo Jacona
Santa Fe, NM 87507

with a copy to:	David A. Hickerson
Foley & Lardner LLP
3000 K Street, NW
Suite 600
Washington, D.C. 20007
Fax: 202/672-5399

If to Mr. Goldstone, Mr. Simmons,
and/or SAF:	Larry Goldstone and/or SAF
8 Santo Domingo Circle
Santa Fe, NM 87506

Clarence Simmons III
254 Tano Rd
Santa Fe, NM 87506

with a copy to:	Samuel Rosenthal
Mark A. Salzberg
Barry E. Reiferson
Patton Boggs LLP
2550 M Street, NW
Washington, DC 20037
Fax: 202/457-6315

If to Ms. Dempsey and/or Orrick:	Larry Low
Orrick, Herrington & Sutcliffe LLP
The Orrick Building
405 Howard Street
San Francisco, CA 94105-2669

Karen Dempsey
Orrick, Herrington & Sutcliffe LLP
The Orrick Building
405 Howard Street
San Francisco, CA 94105-2669

with copies to:	Richard M. Kremen
Dale K. Cathell
DLA Piper LLP (US)
6225 Smith Avenue
Baltimore, MD 21209
Fax: 410/580-3181

Pamela Phillips
Amy L. Bomse
Arnold & Porter, LLP
Three Embarcadero Center
7th Floor
San Francisco, CA 94111
Fax: 415/677-6262

If to TMAC and/or Mr. Thornburg:	Thornburg Mortgage Advisory Corporation
c/o Garrett Thornburg
2300 North Ridgetop Road
Santa Fe, NM 87506

with a copy to:	James P. Ulwick
Kevin Arthur
Kramon & Graham
One South Street
Suite 2600
Baltimore, MD 21202
Fax: 410/539-1269

Paul M. Fish
Modrall Sperling Roehl Harris & Sisk, P.A.
500 4th Street, N.W.
Albuquerque, NM 87102

If to Chapter 11 Trustee:	Joel I. Sher
Shapiro Sher Guinot & Sandler
36 S. Charles Street
20th Floor
Baltimore, MD 21201
Fax: 410/385-1216

with a copy to:	Paul Mark Sandler
Joel I. Sher
Shapiro Sher Guinot & Sandler
36 S. Charles Street
20th Floor
Baltimore, MD 21201
Fax: 410/385-1216

If to U.S. Trustee:	W. Clarkson McDow, Jr.
United State Trustee for Region 4
c/o Mark A. Neal
Office of the U.S. Trustee
101 W. Lombard Street
Suite 2625
Baltimore, MD 21201
Fax: 410/962-3537

with a copy to:	Mark A. Neal
Hugh Bernstein
Office of the U.S. Trustee
101 W. Lombard Street
Suite 2625
Baltimore, MD 21201
Fax: 410/962-3537

13.8. Applicable Law. The performance, construction and enforcement of this Agreement and the documents executed in connection with this Agreement shall be governed by the laws of the State of Maryland, notwithstanding any Maryland choice of law or conflicts of law rule that would otherwise dictate the application of the law of a different jurisdiction.

13.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

13.10. Binding Effect. This Agreement shall have no effect unless and until it has been executed by all Parties hereto and approved as set forth in Section 10.

13.11. Further Assurances. The Parties agree to do all things necessary and to execute all further documents necessary and appropriate to carry out and effectuate the terms and purposes of this Agreement.

14. TIME IS OF THE ESSENCE. Time is of the essence of this Agreement.

15. NO ADMISSION OF LIABILITY. The Parties have agreed to resolve all claims and disputes in accordance with the terms of this Agreement. This Agreement is entered into for the purpose of settlement and compromise. By entering into this Agreement, no party admits liability of any nature to any other party.

16. WAIVER OF JURY TRIAL. The Parties agree that any suit, action or proceeding brought or instituted by any Party hereto or any successor or assign of any Party on or with respect to this Agreement shall be tried only by a court and not a jury. EACH PARTY EXPRESSLY WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH SUIT, ACTION OR PROCEEDING. The Parties acknowledge and agree that this provision is a specific and material aspect of this Agreement between the Parties and that the Parties would not agree to enter into this Agreement if this waiver of jury trial provision were not a part of this Agreement.

17. MARYLAND UNIFORM CONTRIBUTION AMONG JOINT-TORTFEASORS ACT. Pursuant to Maryland Uniform Contribution Among Joint-Tortfeasors Act, MD. CODE ANN., CTS. & JUD. PROC. § 3-1405 (2010), this Agreement provides for a reduction, to the extent of the pro rata share of the Defendant Parties, of the injured person’s damages recoverable against all other tort-feasors.

18. COVENANT NOT TO SUE BY US TRUSTEE. The US Trustee will not sue Orrick or any current or former Orrick attorneys, officers, directors, employees, agents or insurers for any damages in any civil action based upon any of the matters alleged in the Lawsuits.

IN WITNESS WHEREOF, the Parties hereto have executed or caused to be executed this Agreement under seal as of the day and year first written above.

ATTEST:	ORRICK, HERRINGTON & SUTCLIFFE, LLP

	By:	/s/ Lawrence B. Law	(SEAL)
	Name:	Lawrence B. Law
	Title:	Chief Legal Officer

ATTEST:

	/s/ Karen Dempsey	(SEAL)
Karen Dempsey

ATTEST:	SAF FINANCIAL, INC.

	By:	/s/ Larry A. Goldstone	(SEAL)
	Name:	Larry A. Goldstone
	Title:	CEO & President

ATTEST:

	/s/ Clarence G. Simmons	(SEAL)
Clarence G. Simmons, III

ATTEST:

	/s/ Larry A. Goldstone	(SEAL)
Larry A. Goldstone

ATTEST:

	/s/ Amy Pell	(SEAL)
Amy Pell

ATTEST:

	/s/ Deborah Burns	(SEAL)
Deborah Burns

ATTEST:	THORNBURG MORTGAGE ADVISORY CORPORATION

	By:	/s/ Garrett Thornburg	(SEAL)
	Name:	Garrett Thornburg
	Title:	Chairman

ATTEST:

	/s/ Garrett Thornburg	(SEAL)
Garrett Thornburg

ATTEST:	JOEL I. SHER, CHAPTER 11 TRUSTEE FOR THE DEBTORS.

	/s/ Joel I. Sher	(SEAL)
Joel I. Sher, Chapter 11 Trustee

ATTEST:	W. CLARKSON MCDOW, UNITED STATES TRUSTEE FOR REGION 4

	By:	/s/ Hugh M. Bernstein	(SEAL)
	Name:	Hugh M. Bernstein